Exhibit 4.26


















                         AMENDED AND RESTATED DECLARATION

                                     OF TRUST


                            SOVEREIGN CAPITAL TRUST IV


                            Dated as of _______________
                                 TABLE OF CONTENTS

   Page

                                     ARTICLE I
                          INTERPRETATION AND DEFINITIONS

Section 1.1
Definitions....................................  2

                                    ARTICLE II
                                TRUST INDENTURE ACT

Section 2.1        Trust Indenture Act;
Application...............  9
Section 2.2        Lists of Holders of
Securities.................  9
Section 2.3        Reports by the Property
Trustee................ 10
Section 2.4        Periodic Reports to Property

Trustee........................................ 10
Section 2.5        Evidence of Compliance with Conditions

Precedent...................................... 10
Section 2.6        Events of Default;
Waiver...................... 10
Section 2.7        Event of Default;
Notice....................... 12

                                    ARTICLE III
                                   ORGANIZATION

Section 3.1
Name........................................... 13
Section 3.2
Office......................................... 13
Section 3.3
Purpose........................................ 13
Section 3.4
Authority...................................... 13
Section 3.5        Title to Property of the
Trust................. 14
Section 3.6        Powers and Duties of the Administrative

Trustees....................................... 14
Section 3.7        Prohibition of Actions by the Trust and the

Trustees....................................... 17
Section 3.8        Powers and Duties of the Property

Trustee........................................ 18
Section 3.9        Certain Duties and Responsibilities of the
                   Property
Trustee............................... 20
Section 3.10       Certain Rights of Property
Trustee............. 22
Section 3.11       Delaware
Trustee............................... 25
Section 3.12       Execution of
Documents......................... 25
Section 3.13       Not Responsible for Recitals or Issuance of

Securities..................................... 25
Section 3.14       Duration of
Trust.............................. 25
Section 3.15
Mergers........................................ 26

                                    ARTICLE IV
                                      SPONSOR

Section 4.1        Sponsor's Purchase of Common
Securities........ 28
Section 4.2        Responsibilities of the
Sponsor................ 28
Section 4.3        Right to
Proceed............................... 28

                                     ARTICLE V
                                     TRUSTEES

Section 5.1        Number of Trustees: Appointment of Co-

Trustee........................................ 29
Section 5.2        Delaware
Trustee............................... 30
Section 5.3        Property Trustee;
Eligibility.................. 30
Section 5.4        Certain Qualifications of Administrative
Trustees
                   and Delaware Trustee
Generally................. 31
Section 5.5        Administrative
Trustees........................ 31
Section 5.6        Delaware
Trustee............................... 32
Section 5.7        Appointment, Removal and Resignation of

Trustees....................................... 32
Section 5.8        Vacancies among
Trustees....................... 34
Section 5.9        Effect of
Vacancies............................ 34
Section 5.10
Meetings....................................... 34
Section 5.11       Delegation of
Power............................ 35
Section 5.12       Merger, Conversion, Consolidation or
Succession to

Business....................................... 35

                                    ARTICLE VI
                                   DISTRIBUTIONS

Section 6.1
Distributions.................................. 35

                                    ARTICLE VII
                              ISSUANCE OF SECURITIES

Section 7.1        General Provisions Regarding
Securities.................................................... 36
Section 7.2        Execution and
Authentication................... 36
Section 7.3        Form and
Dating................................ 37
Section 7.4        Registrar, Paying Agent and Exchange

Agent.......................................... 38
Section 7.5        Paying Agent to Hold Money in
Trust............ 39
Section 7.6        Replacement
Securities......................... 39
Section 7.7        Outstanding Capital
Securities................. 40
Section 7.8        Capital Securities in
Treasury................. 40
Section 7.9        Temporary
Securities........................... 40
Section 7.10
Cancellation................................... 41

                                   ARTICLE VIII
                               TERMINATION OF TRUST

Section 8.1        Termination of Trust..........................
42

                                    ARTICLE IX
                               TRANSFER OF INTERESTS

Section 9.1        Transfer of
Securities......................... 43
Section 9.2        Transfer Procedures and
Restrictions........... 44
Section 9.3        Deemed Security
Holders........................ 49
Section 9.4        Book Entry
Interests........................... 49
Section 9.5        Notices to Clearing
Agency..................... 50
Section 9.6        Appointment of Successor Clearing

Agency......................................... 50

                                     ARTICLE X
                            LIMITATION OF LIABILITY OF
                     HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.1
Liability...................................... 50
Section 10.2
Exculpation.................................... 50
Section 10.3       Fiduciary
Duty................................. 51
Section 10.4
Indemnification................................ 52
Section 10.5       Outside
Businesses............................. 55

                                    ARTICLE XI
                                    ACCOUNTING

Section 11.1       Fiscal
Year.................................... 56
Section 11.2       Certain Accounting
Matters..................... 56
Section 11.3
Banking........................................ 56
Section 11.4
Withholding.................................... 57

                                    ARTICLE XII
                              AMENDMENTS AND MEETINGS

Section 12.1
Amendments..................................... 57
Section 12.2       Meetings of the Holders; Action by Written

Consent........................................ 59

                                   ARTICLE XIII
                        REPRESENTATIONS OF PROPERTY TRUSTEE
                               AND DELAWARE TRUSTEE

Section 13.1       Representations and Warranties of Property

Trustee........................................ 61
Section 13.2       Representations and Warranties of Delaware

Trustee........................................ 62

                                    ARTICLE XIV
                                REGISTRATION RIGHTS

Section 14.1       Registration Rights
Agreement.................. 62

                                    ARTICLE XV
                                   MISCELLANEOUS

Section 15.1
Notices........................................ 62
Section 15.2       Governing
Law.................................. 64
Section 15.3       Intention of the
Parties....................... 64
Section 15.4
Headings....................................... 64
Section 15.5       Successors and
Assigns......................... 64
Section 15.6       Partial
Enforceability......................... 64
Section 15.7
Counterparts................................... 64


      ANNEX I            TERMS OF
SECURITIES.......................I-1
      EXHIBIT A-1        FORM OF CAPITAL SECURITY
CERTIFICATE.....A1-1
      EXHIBIT A-2        FORM OF COMMON SECURITY
CERTIFICATE......A2-1

                              CROSS-REFERENCE TABLE*


      Section of
Trust Indenture Act                               Section of
of 1939, as amended                               Trust Agreement


310(a)...........................................             5.3
310(b)...........................................  5.3(c); 5.3(d)
311(a)...........................................          2.2(b)
311(b)...........................................          2.2(b)
312(a)...........................................          2.2(a)
312(b)...........................................          2.2(b)
313..............................................             2.3
314(a)...........................................     2.4; 3.6(j)
314(c)...........................................             2.5
315(a)...........................................             3.9
315(b)...........................................          2.7(a)
315(c)...........................................          3.9(a)
315(d)...........................................          3.9(b)
316(a)...........................................             2.6
316(c)...........................................          3.6(e)
317(a)...........................................  3.8(e); 3.8(h)
317(b)...........................................     3.8(i); 7.5
_______________

* This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms or provisions.


                               AMENDED AND RESTATED
                               DECLARATION OF TRUST
                                        OF
                            SOVEREIGN CAPITAL TRUST IV

                         _________________, [1999] [2000]

             AMENDED AND RESTATED DECLARATION OF TRUST ("Trust Agreement") dated and effective as of ____________________, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Trust Agreement;

             WHEREAS, the Trustees and the Sponsor established Sovereign Capital Trust IV (the "Trust"), a trust formed under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of September 8, 1999 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 10, 1999, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those other activities necessary, advisable or incidental thereto;

             WHEREAS, as of the date hereof, no interests in the Trust have been issued;

             WHEREAS, all of the Trustees and the Sponsor, by this
Trust Agreement, amend and restate each and every term and provision of the Original Declaration; and

             NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act and that this Trust Agreement constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement. <PAGE 1>

                                     ARTICLE I
                          INTERPRETATION AND DEFINITIONS

Section 1.1        Definitions.

             Unless the context otherwise requires:

             (a) Capitalized terms used in this Trust Agreement but
      not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

             (b)   a term defined anywhere in this Trust
Agreement
      has the same meaning throughout;

             (c) all references to "the Trust Agreement" or "this
      Trust Agreement" are to this Trust Agreement as modified, supplemented or amended from time to time;

             (d) all references in this Trust Agreement to Articles
      and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Trust
Agreement
      unless otherwise specified;

             (e) a term defined in the Trust Indenture Act has the
      same meaning when used in this Trust Agreement unless otherwise defined in this Trust Agreement or unless the context otherwise requires; and

             (f) a reference to the singular includes the plural
      and vice versa.

             "Administrative Trustee" has the meaning set forth in
Section 5.1.

             "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

             "Agent" means any Paying Agent, Registrar or
Exchange
Agent.

             "Authorized Officer" of a Person means any other
Person
that is authorized to legally bind such former Person.

             "Book Entry Interest" means a beneficial interest in a
Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

             "Business Day" means any day other than a Saturday or a
Sunday or a day on which banking institutions in the City of New
York are authorized or required by law or executive order to close. <PAGE 2>

             "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

             "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

             "Capital Securities" means the Series A Capital
Securities.

             "Capital Securities Guarantee" means the Series A
Capital Securities Guarantee.

             "Clearing Agency" means an organization registered as a
"Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

             "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

             "Closing Time" means the "Closing Time" under the Purchase Agreement.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

             "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Trust Agreement such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

             "Common Securities" has the meaning specified in
Section 7.1(a).

             "Company Indemnified Person" means (a) any
Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.
  <PAGE 3>
             "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, 21 West, New York, New York 10286.

             "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

             "Debenture Issuer" means Sovereign Bancorp, Inc., a
Pennsylvania corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

             "Debenture Trustee" means Harris Trust and Savings
Bank, an Illinois banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

             "Debentures" means the Series A Debentures.

             "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

             "Definitive Capital Securities" shall have the meaning set forth in Section 7.3(c).

             "Delaware Trustee" has the meaning set forth in
Section 5.2.

             "Direct Action" shall have the meaning set forth in
Section 3.8(e).

             "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

             "DTC" means The Depository Trust Company, the initial
Clearing Agency.

             "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

             "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, or any successor legislation.

             "Exchange Agent" has the meaning set forth in
Section 7.4.
  <PAGE 4>
             "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

             "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

             "Fiscal Year" has the meaning set forth in
Section 11.1.

             "Global Capital Security" has the meaning set forth in
Section 7.3(a).

             "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

             "Indemnified Person" means a Company Indemnified
Person
or a Fiduciary Indemnified Person.

             "Indenture" means the Indenture dated as of September 1, 1999, among the Debenture Issuer and the Debenture
Trustee, as amended from time to time.

             "Investment Company" means an investment company as defined in the Investment Company Act.

             "Investment Company Act" means the Investment
Company
Act of 1940, as amended from time to time, or any successor legislation.

             "Legal Action" has the meaning set forth in
Section 3.6(g).

             "List of Holders" has the meaning set forth in
Section 2.2(a).

             "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

             "Prospectus" has the meaning set forth in
Section 3.6(b).

             "Officers' Certificate" means, with respect to any Person, a certificate signed by any two of the Chairman, a Vice
<PAGE 5> Chairman, the Chief Executive Officer, the President, a
Vice President, the Chief Financial Officer, the Treasurer, the Comptroller, the Secretary, or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

             (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

             (b) a brief statement of the nature and scope of the
      examination or investigation undertaken by each officer in rendering the Certificate;

             (c) a statement that each such officer has made such
      examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (d) a statement as to whether, in the opinion of each
      such officer, such condition or covenant has been complied with.

             "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

             "Paying Agent" has the meaning specified in
Section 7.4.

             "Payment Amount" has the meaning specified in
Section 6.1.

             "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

             "PORTAL" has the meaning set forth in
Section 3.6(b)(iii).

             "Property Trustee" has the meaning set forth in
Section 5.3(a).

             "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

             "QIBs" shall mean qualified institutional buyers as defined in Rule 144A.
  <PAGE 6>
             "Quorum" means a majority of the Administrative
Trustees or, if there are only two Administrative Trustees, both of them.

             "Registrar" has the meaning set forth in Section
7.4.

             "Registration Statement" means the Registration
Statement on Form S-3 (333-86961-03) filed with the Commission.

             "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

             "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

             "Rule 3a-5" means Rule 3a-5 under the Investment
Company Act, or any successor rule or regulation.

             "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

             "Rule 144A" means Rule 144A under the Securities
Act,
as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

             "Securities" or "Trust Securities" means the Common
Securities and the outstanding Capital Securities.

             "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

             "Securities Guarantee" means the Capital Securities
Guarantee.

             "Series A Capital Securities" has the meaning specified in Section 7.1(a).

             "Series A Capital Securities Guarantee" means the guarantee agreement dated as of ___________________, by the Sponsor in respect of the Series A Capital Securities.

             "Series A Debentures" means the Series A ______%
Junior
Subordinated Deferrable Interest Debentures due  <PAGE 7>
_____________________ of the Debenture Issuer issued pursuant to the Indenture.

             "Special Event" has the meaning set forth in Annex I hereto.

             "Sponsor" means Sovereign Bancorp, Inc., a
Pennsylvania
corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

             "Successor Entity" has the meaning set forth in
Section 3.15(b)(i).

             "Super Majority" has the meaning set forth in
Section 2.6(a)(ii).

             "10% in liquidation amount" means, with respect to the
Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

             "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

             "Trustee" or "Trustees" means each Person who has signed this Trust Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

             "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended from time to time, or any successor legislation.

             "Underwriting Agreement" means any underwriting or placement agreement for the initial offering and sale of Capital
Securities.

             "Unrestricted Global Capital Security" has the meaning set forth in Section 9.2(a). <PAGE 8>

                                    ARTICLE II
                                TRUST INDENTURE ACT

Section 2.1        Trust Indenture Act; Application.

             (a)   This Trust Agreement is subject to the
provisions
of the Trust Indenture Act that are required to be part of this Trust Agreement in order for this Trust Agreement to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

             (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

             (c) If and to the extent that any provision of this
Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture
Act, such imposed duties shall control.

             (d) The application of the Trust Indenture Act to this
Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2        Lists of Holders of Securities.

             (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

             (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust
Indenture Act.
  <PAGE 9>
Section 2.3        Reports by the Property Trustee.

             Within 60 days after January 15 of each year, commencing January 15, ____, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4        Periodic Reports to Property Trustee.

             Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5        Evidence of Compliance with Conditions
Precedent.

             Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

Section 2.6        Events of Default; Waiver.

             (a) The Holders of a Majority in liquidation amount of
Capital Securities may, by vote or written consent, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                   (i) is not waivable under the Indenture, the Event of Default under the Trust Agreement shall also not be
      waivable; or

                   (ii)  requires the consent or vote of greater
than
      a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.
  <PAGE 10>
The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

             (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the
Indenture:

                   (i)  is not waivable under the Indenture,
except
      where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.6(b), the Event of Default under the Trust Agreement shall also not be waivable; or

                   (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this
      Section 2.6(b), the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, the Holders of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this <PAGE 11>
Section 2.6(b) shall be in lieu of Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

             (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act.

Section 2.7        Event of Default; Notice.

             (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notices of all defaults with respect to the Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

             (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                   (i)  a default under Sections 5.01(a) and
5.01(b)
      of the Indenture; or

                   (ii)  any default as to which the Property
Trustee
      shall have received written notice or of which a Responsible
      Officer charged with the administration of the Trust
      Agreement shall have actual knowledge.

             (c) Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the
<PAGE 12> Property Trustee shall transmit notice of such Event of
Default to the Holders of the Capital Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Trust Agreement.

                                    ARTICLE III
                                   ORGANIZATION

Section 3.1        Name.

             The Trust is named "Sovereign Capital Trust IV" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

Section 3.2        Office.

             The address of the principal office of the Trust is c/o
Sovereign Bancorp, Inc., 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610. On ten Business Days written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

Section 3.3        Purpose.

             The exclusive purposes and functions of the Trust are
(a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

Section 3.4        Authority.

             Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons
<PAGE 13> dealing with the Trust are entitled to rely
conclusively on the power and authority of the Trustees as set forth in this Trust Agreement.

Section 3.5        Title to Property of the Trust.

             Except as provided in Section 3.8 with respect to the
Debentures and the Property Trustee Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6        Powers and Duties of the Administrative
Trustees.

             The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

             (a) to issue and sell the Securities in accordance with this Trust Agreement; provided, however, that (i) the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both the Capital Securities and Common Securities at the Closing Time;

             (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                   (i)  prepare and execute, if necessary, a
      prospectus and prospectus supplement (the "Prospectus") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Series A Capital Securities, and to execute and file with the Commission, at such time as determined by the Sponsor, any Registration Statement, including any amendments thereto;

                   (ii)  execute and file any documents prepared
by
      the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                   (iii)  execute and file an application,
prepared
      by the Sponsor, to permit the Capital Securities to trade or be quoted or listed in or on the New York Stock Exchange or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market;
  <PAGE 14>
                   (iv)  execute and deliver letters, documents,
or
      instruments with DTC and other Clearing Agencies relating to the Capital Securities;

                   (v)  if required, execute and file with the
      Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to
      the registration of the Capital Securities under Section 12 of the Exchange Act; and

                   (vi)  execute and enter into the Underwriting
      Agreement providing for, among other things, the sale and registration of the Capital Securities;

             (c) to acquire the Series A Debentures with the proceeds of the sale of the Series A Capital Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

             (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

             (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of
Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

             (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

             (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e) the Property Trustee has the exclusive power to bring such Legal Action;

             (h) to employ or otherwise engage employees and agents
(who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

             (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

             (j)   to give the certificate required by
Section 314(a)(4) of the Trust Indenture Act to the Property
Trustee, which certificate may be executed by any Administrative
Trustee;  <PAGE 15>

             (k)   to incur expenses that are necessary or
incidental
to carry out any of the purposes of the Trust;

             (l) to act as, or appoint another Person to act as,
Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

             (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

             (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

             (o) to take any action, not inconsistent with this Trust Agreement or with applicable law, that the Administrative
Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                   (i) causing the Trust not to be deemed to be an
      Investment Company required to be registered under the Investment Company Act;

                   DDIE causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                   (iii)  cooperating with the Debenture Issuer
to
      ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax
      purposes;

             (p) to take all action necessary to cause the Capital
Securities to be registered pursuant to an effective registration statement under the Securities Act;

             (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and
  <PAGE 16>
             (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

             The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

             Subject to this Section 3.6, the Administrative
Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

             Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture
Issuer.

Section 3.7 Prohibition of Actions by the Trust and the Trustees.

             (a)   The Trust shall not, and the Trustees
(including
the Property Trustee and the Delaware Trustee) shall not, engage in any activity other than as required or authorized by this Trust Agreement. The Trust shall not:

                   (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Trust
      Agreement and of the Securities;

                   (ii)  acquire any assets other than as
expressly
      provided herein;

                   (iii)  possess Trust property for other than a
      Trust purpose;

                   (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                   (v)  possess any power or otherwise act in
such a
      way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                   (vi)  issue any securities or other evidences
of
      beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                   (vii)  other than as provided in this Trust
      Agreement or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect
      <PAGE 17> to the Debentures, (B) waive any past default
that
      is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

                   (viii)  consent to any amendment, modification
or
      termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified
      as a grantor trust.

Section 3.8        Powers and Duties of the Property Trustee.

             (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

             (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative
Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

             (c)   The Property Trustee shall:

                   (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause
      the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Trust Agreement. The Property Trustee Account shall be an account
      that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization", as that term is
      defined for purposes of Rule 436(g)(2) under the Securities Act, is at least investment grade;

                   (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption
      <PAGE 18> of the Trust Securities to the extent the
      Debentures are redeemed or mature; and

                   (iii)  upon written notice of distribution
issued
      by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution
      of the Debentures to Holders upon the occurrence of certain events.

             (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

             (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act and if such Property Trustee shall have failed to take such Legal Action, the Holders of the Capital Securities may take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

             (f) The Property Trustee shall not resign as a Trustee unless either:

                   (i) the Trust has been completely liquidated and
      the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or
  <PAGE 19>
                   (ii)  a successor Property Trustee has been
      appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

             (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

             (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust
Indenture Act.

             (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

             (j)   Subject to this Section 3.8, the Property
Trustee
shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in
Section 3.6.

             Notwithstanding anything expressed or implied to the contrary in this Trust Agreement or any Annex or Exhibit hereto,
(i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in
Section 3.3.

Section 3                   Property Trustee.

             (a) The Property Trustee, before the occurrence of any
Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and in the Securities and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has
<PAGE 20> actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

             (b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                   (i)  prior to the occurrence of an Event of
      Default and after the curing or waiving of all such Events of Default that may have occurred:

                         (A)   the duties and obligations of the
             Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the
             Securities and the Property Trustee shall not be liable
             except for the performance of such duties and obligations as are specifically set forth in this
Trust
             Agreement and in the Securities, and no implied covenants or obligations shall be read into this
Trust
             Agreement against the Property Trustee; and

                         (B)   in the absence of bad faith on the
part
             of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein,
             upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of
             this Trust Agreement; provided, however, that in the case of any such certificates or opinions that by any
             provision hereof are specifically required to be furnished to the Property Trustee, the Property
Trustee
             shall be under a duty to examine the same to determine
             whether or not they conform to the requirements of this
             Trust Agreement;

                   (ii) the Property Trustee shall not be liable for
      any error of judgment made in good faith by a Responsible
      Officer, unless it shall be proved that the Property
Trustee
      was negligent in ascertaining the pertinent facts;

                   (iii)  the Property Trustee shall not be
liable
      with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of
      the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred
      upon the Property Trustee under this Trust Agreement;
  <PAGE 21>
                   (iv)  no provision of this Trust Agreement
shall
      require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds
      for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                   (v)  the Property Trustee's sole duty with
respect
      to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                   (vi)  the Property Trustee shall have no duty
or
      liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of
      any taxes or assessments levied thereon or in connection therewith;

                   (vii)  the Property Trustee shall not be
liable
      for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held
      by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
      Section 3.8(c)(i) and except to the extent otherwise required by law; and

                   (viii)  the Property Trustee shall not be
      responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective
      duties under this Trust Agreement, nor shall the Property
      Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.10       Certain Rights of Property Trustee.

             (a)   Subject to the provisions of Section 3.9:

                   PPS the Property Trustee may conclusively rely
      and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be
      genuine and to have been signed, sent or presented by the proper party or parties; <PAGE 22>

                   (ii)  any direction or act of the Sponsor or
the
      Administrative Trustees contemplated by this Trust
Agreement
      may be sufficiently evidenced by an Officers' Certificate;

                   (iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on
      its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                   (iv)  the Property Trustee shall have no duty
to
      see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any
      rerecording, refiling or registration thereof;

                   (v)  the Property Trustee may consult with
counsel
      or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters
or
      advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees.
      The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                   (vi)  the Property Trustee shall be under no
      obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this
      Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by
      this Trust Agreement;

                   (vii)  the Property Trustee shall not be bound
to
      make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion,
      <PAGE 23> report, notice, request, direction, consent,
      order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                   (viii)  the Property Trustee may execute any
of
      the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on
      the part of any agent or attorney appointed with due care by it hereunder;

                   (ix) any action taken by the Property Trustee or
      its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to
      the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                   (x)  whenever in the administration of this
Trust
      Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy
or
      right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right
      or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                   (xi)  except as otherwise expressly provided
by
      this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;
      and

                   (xii)  the Property Trustee shall not be
liable
      for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights
or
      powers conferred upon it by this Trust Agreement.

             (b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee
<PAGE 24> to perform any act or acts or exercise any right,
power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11       Delaware Trustee.

             Notwithstanding any other provision of this Trust Agreement other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

Section 3.12       Execution of Documents.

             Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act, a majority of the Administrative Trustees or, if there are only two, any Administrative Trustee or, if there is only one, such Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the Registration Statements contemplated by the Registration Rights Agreement and referred to in
Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

Section 3.13       Not Responsible for Recitals or Issuance of
                   Securities.

             The recitals contained in this Trust Agreement and the
Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Trust Agreement or the Securities.

Section 3.14       Duration of Trust.

             The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence up to _____________.
  <PAGE 25>
Section 3.15       Mergers.

             (a)   The Trust may not merge with or into,
consolidate,
amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

             (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                   (i)  such successor entity (the "Successor
      Entity") either:

                         (A)  expressly assumes all of the
obligations
             of the Trust under the Securities; or

                         (B)  substitutes for the Securities
other
             securities having substantially the same terms as the
             Securities (the "Successor Securities") so long as the
             Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                   (ii) the Sponsor expressly appoints a trustee of
      the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                   (iii)  the Successor Securities are listed, or
any
      Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted;

                   (iv) if the Capital Securities (including any Successor Securities) are rated by any nationally recognized
      statistical rating organization prior to such transaction, such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by
      any nationally recognized statistical rating organization;

                   (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor
      Securities) in any material respect (other than with respect
      <PAGE 26> to any dilution of such Holders' interests in the new entity);

                   (vi)  such Successor Entity has a purpose
      identical to that of the Trust;

                   (vii)  prior to such merger, consolidation,
      amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                         (A)  such merger, consolidation,
             amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences
             and privileges of the Holders (including the holders of
             any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                         (B)  following such merger,
consolidation,
             amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will
             be required to register as an Investment Company;
and

                   (viii)  the Sponsor or any permitted successor
or
      assignee owns all of the common securities of such Successor
      Entity and guarantees the obligations of such Successor
      Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee.

             (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.
  <PAGE 27>
                                    ARTICLE IV
                                      SPONSOR

Section 4.1        Sponsor's Purchase of Common Securities.

             At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to approximately, but not less than, 3% of the capital of the Trust, at the same time as the Series A Capital Securities are issued and sold.

Section 4.2        Responsibilities of the Sponsor.

             In connection with the issue and sale of the Capital
Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

             (a) to prepare the Prospectus and to prepare for filing by the Trust with the Commission any Registration
Statement, including any amendments thereto;

             (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

             (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to permit the Capital Securities to trade or be quoted or listed in or on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market, or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market for listing or quotation of the Capital Securities;

             (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital
Securities under Section 12 of the Exchange Act; and

             (e)   to negotiate the terms of the Underwriting
Agreement providing for the sale of the Capital Securities.

Section 4.3        Right to Proceed.

             The Sponsor acknowledges the rights of the Holders of
Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Company to pay interest or principal on the Debentures, to institute a proceeding directly against the
<PAGE 28> Debenture Issuer for enforcement of its payment
obligations on the Debentures.

                                     ARTICLE V
                                     TRUSTEES

Section 5.1        Number of Trustees: Appointment of Co-Trustee.

             The number of Trustees initially shall be four (4), and:

             (a)   at any time before the issuance of any
Securities,
the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

             (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Trust Agreement. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.
  <PAGE 29>
Section 5.2        Delaware Trustee.

             If required by the Business Trust Act, one Trustee
(the
"Delaware Trustee") shall be:

             (a) a natural person who is a resident of the State of
Delaware; or

             (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

Section 5.3        Property Trustee; Eligibility.

             (a)   There shall at all times be one Trustee (the
"Property Trustee") which shall act as Property Trustee which shall:

                   (i)  not be an Affiliate of the Sponsor; and

                   (ii)  be a corporation organized and doing
      business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal,
State,
      Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most
      recent report of condition so published.

             (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

             (c) If the Property Trustee has or shall acquire any
"conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects
<PAGE 30> comply with the provisions of Section 310(b) of the
Trust Indenture Act.

             (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Trust Agreement for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

             (e)   The initial Property Trustee shall be:

                   The Bank of New York
                   101 Barclay Street
                   New York, New York 10286
                   Attention:         Corporate Trust Trustee
                                      Administration

Section 5.4        Certain Qualifications of Administrative
Trustees
                   and Delaware Trustee Generally.

             Each Administrative Trustee and the Delaware Trustee
(unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized
Officers.

Section 5.5        Administrative Trustees.

             The initial Administrative Trustees shall be:

                         Mark R. McCollom
                         Jacquelyn Blue

             (a) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

             (b)   Unless otherwise determined by the
Administrative
Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Administrative Trustees; and

             (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative
<PAGE 31> Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

Section 5.6        Delaware Trustee.

             The initial Delaware Trustee shall be:

             The Bank of New York (Delaware)
             23 White Clay Center
             Route 273
             Newark, Delaware 19711

Section 5.7        Appointment, Removal and Resignation of
Trustees.

             (a) Subject to Section 5.7(b) and to Section 6(b) of
Annex I hereto, Trustees may be appointed or removed without cause at any time:

                   (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                   (ii)  unless an Event of Default shall have
      occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;
      and

                   (iii)  if an Event of Default shall have
occurred
      and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of
Holders
      of the Capital Securities.

             (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee ("Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                   (ii)  the Trustee that acts as Delaware
Trustee
      shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

             (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office
<PAGE 32> (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                   (i)  No such resignation of the Trustee that
acts
      as the Property Trustee shall be effective:

                         (A)  until a Successor Property Trustee
has
             been appointed and has accepted such appointment by instrument executed by such Successor Property
Trustee
             and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                         (B)  until the assets of the Trust have
been
             completely liquidated and the proceeds thereof distributed to the Holders; and

                   (ii)  no such resignation of the Trustee that
acts
      as the Delaware Trustee shall be effective until a Successor
      Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor
and
      the resigning Delaware Trustee.

             (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Capital Securities, shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.7.

             (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

             (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property
Trustee or Successor Delaware Trustee, as the case may be.
  <PAGE 33>
Section 5.8        Vacancies among Trustees.

             If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

Section 5.9        Effect of Vacancies.

             The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

Section 5.10       Meetings.

             If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the

<PAGE 34> event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.11       Delegation of Power.

             (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

             (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.12       Merger, Conversion, Consolidation or
Succession to
                   Business.

             Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                    ARTICLE VI
                                   DISTRIBUTIONS

Section 6.1        Distributions.

             Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee or any other payments with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to

<PAGE 35> the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                    ARTICLE VII
                              ISSUANCE OF SECURITIES

Section 7.1        General Provisions Regarding Securities.

             (a) The Administrative Trustees shall on behalf of the
Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Series A Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities").

             (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

             (c) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

             (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement.

Section 7.2        Execution and Authentication.

             (a) The Securities shall be signed on behalf of the
Trust by an Administrative Trustee by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Trust Agreement any such person was not such a Administrative Trustee.

             (b)   One Administrative Trustee shall sign the
Securities for the Trust by manual or facsimile signature.

             A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property
<PAGE 36> Trustee.  The signature shall be conclusive evidence that the Security has been authenticated under this Trust
Agreement.

             Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

             The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Securities. An authenticating agent may authenticate Securities whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

Section 7.3        Form and Dating.

             The Capital Securities shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Trust Agreement. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibits A-1 and A-2. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Trust Agreement, expressly agree to such terms and provisions and to be bound thereby.

             (a) Global Securities. Securities may be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends (a "Global Capital Security"), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Property
<PAGE 37> Trustee, at its New York office, as custodian for the
Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Capital Securities represented by a Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

             (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Capital Securities and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

             The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Capital Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

             Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Trust Agreement with respect to any Global Capital Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Capital Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

             (c) Definitive Capital Securities. Except as provided in Section 7.9 or 9.2(e)(i), owners of beneficial interests in a Global Capital Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities").

             (d)   Authorized Denominations.  The Capital
Securities
are issuable only in denominations of $______ and any integral multiple thereof.
  <PAGE 38>
Section 7.4        Registrar, Paying Agent and Exchange Agent.

             The Trust shall maintain in the Borough of Manhattan,
The City of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Trust Agreement. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent.

The Trust shall act as Paying Agent, Registrar, co-registrar, and Exchange Agent for the Common Securities.

             The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Exchange Agent for the Capital
Securities.

Section 7.5        Paying Agent to Hold Money in Trust.

             The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.
  <PAGE 39>
Section 7.6        Replacement Securities.

             If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall, upon written order of the Trust, authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

             Every replacement Security is an additional beneficial interest in the Trust.

Section 7.7        Outstanding Capital Securities.

             The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

             If a Capital Security is replaced, paid or purchased pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

             If Capital Securities are considered paid in accordance with the terms of this Trust Agreement, they cease to be outstanding and Distributions on them shall cease to accumulate.

             A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

Section 7.8        Capital Securities in Treasury.

             In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.
  <PAGE 40>
Section 7.9        Temporary Securities.

             (a) Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

             (b) A Global Capital Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Capital Securities only if such transfer complies with Section 9.2 and
(i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Capital Securities.

             (c)   Any Global Capital Security that is
transferable
to the beneficial owners thereof in the form of certificated Capital Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

             (d) Subject to the provisions of Section 7.9(c), the
Holder of a Global Capital Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Trust
Agreement or the Securities.

             (e) In the event of the occurrence of any of the events specified in Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Capital Securities in fully registered form without distribution coupons.
  <PAGE 41>
Section 7.10       Cancellation.

             The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Capital Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Capital Securities. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

Section 7.11       CUSIP Numbers.

             The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                   ARTICLE VIII
                               TERMINATION OF TRUST

Section 8.1        Termination of Trust.

             (a)   The Trust shall automatically terminate:

                   (i)  upon the bankruptcy of the Sponsor;

                   (ii)  upon the filing of a certificate of
      dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                   (iii)  following the distribution of a Like
Amount
      of the Debentures to the Holders, provided that, the Property Trustee has received written notice from the Sponsor directing the Property Trustee to terminate the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor) and provided, further, that such direction and such
      <PAGE 42> distribution is conditioned on (i) the receipt by the Sponsor of any required regulatory approval and (ii) the
      Administrative Trustees' receipt of an opinion of an independent tax counsel experienced in such matters, which opinion may rely on published rulings of the Internal Revenue Service, to the effect that the Holders will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust
and
      the distribution of Debentures;

                   (iv)  upon the entry of a decree of judicial
      dissolution of the Trust by a court of competent jurisdiction;

                   (v)  when all of the Securities shall have
been
      called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                   (vi)  upon the repayment of the Debentures or
at
      such time as no Debentures are outstanding; or

                   (vii)  the expiration of the term of the Trust
      provided in Section 3.14.

             (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Administrative
Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

             (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                    ARTICLE IX
                               TRANSFER OF INTERESTS

Section 9.1        Transfer of Securities.

             (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

             (b) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

             (c) For so long as the Trust Securities remain outstanding, the Sponsor will covenant (i) to directly or indirectly maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any
<PAGE 43> permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of such Common Securities,
(ii) not to cause, as sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or termination of the Trust, except in connection with a distribution of the Debentures as provided in the Trust Agreement and in connection with certain mergers, consolidations or amalgamations permitted by this Trust Agreement and (iii) to use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Debentures to the Holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Trust Agreement, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

             (d) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee (in the case of Capital Securities) or the Trust (in the case of Common Securities). A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

Section 9.2        Transfer Procedures and Restrictions.

             (a)   General.  No transfer or exchange of a
Definitive
Capital Security or of an interest in the Global Capital Security shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1.

             (b)   Transfer and Exchange of Definitive Capital
Securities. When Definitive Capital Securities are presented to the Registrar or co-Registrar

                   (x)   to register the transfer of such
Definitive
      Capital Securities; or
  <PAGE 44>
                   (y)   to exchange such Definitive Capital
      Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Capital Securities,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

             (c)   Restrictions on Transfer of a Definitive
Capital
Security for a Beneficial Interest in a Global Capital Security. A Definitive Capital Security may not be exchanged for a beneficial interest in a Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Capital Security to reflect an increase in the number of the Capital Securities represented by such Global Capital Security, then the Property Trustee shall cancel such Definitive Capital Security and cause, or direct the Clearing Agency to cause, the aggregate number of Capital Securities represented by the appropriate Global Capital Security to be increased accordingly. If no Global Capital Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Capital Securities in global form.

             APP   Transfer and Exchange of Global Capital
Securities. Subject to Section 9.2(e), the transfer and exchange of Global Capital Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Trust Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

             (e)   Transfer of a Beneficial Interest in a Global
Capital Security for a Definitive Capital Security.

                   (i)  Any Person having a beneficial interest
in a
      Global Capital Security may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Property Trustee from the Clearing Agency or

      <PAGE 45> its nominee on behalf of any Person having a
      beneficial interest in a Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Capital Security and a certification from the transferor (in a form substantially similar to that attached
      hereto as the form of "Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Capital Securities represented by Global Capital Securities to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

                   (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this Section 9.2(e) shall be registered
      in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

             (f)   Restrictions on Transfer and Exchange of
Global
Capital Securities. Notwithstanding any other provisions of this Trust Agreement (other than the provisions set forth in subsection (g) of this Section 9.2), a Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

             (g)   Authentication of Definitive Capital
Securities.
If at any time:

                   (i)  there occurs a Default or an Event of
Default
      which is continuing, or

                   (ii)  the Trust, in its sole discretion,
notifies
      the Property Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Trust
      Agreement,

then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of
<PAGE 46> Capital Securities represented by the Global Capital
Securities, in exchange for such Global Capital Securities.

             (h) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Trust Agreement or redeemed, repurchased or canceled in accordance with the terms of this Trust Agreement, such Global Capital Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar, to reflect such reduction.

             (i)   Obligations with Respect to Transfers and
Exchanges of Capital Securities.

                   (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-registrar's request in accordance with the terms of this Trust Agreement.

                   (ii)  Registrations of transfers or exchanges
will
      be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                   (iii)  The Registrar or co-registrar shall not
be
      required to register the transfer of or exchange of
      (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                   (iv)  Prior to the due presentation for
      registration of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any
      co-registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute owner of such
      Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the
      <PAGE 47> Paying Agent, the Registrar or any co-registrar
      shall be affected by notice to the contrary.

                   (v)  All Capital Securities issued upon any
      transfer or exchange pursuant to the terms of this Trust Agreement shall evidence the same security and shall be entitled to the same benefits under this Trust Agreement as the Capital Securities surrendered upon such transfer or exchange.

             (j)   No Obligation of the Property Trustee.

                   (i)  The Property Trustee shall have no
      responsibility or obligation to any beneficial owner of a Global Capital Security, a Clearing Agency Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Clearing Agency Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency.
The
      Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Clearing Agency Participants and any beneficial owners.

                   (ii)  The Property Trustee and the Registrar
shall
      have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Trust Agreement or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Trust Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

             (k)   Minimum Transfers.  Series A Capital
Securities
may only be transferred in minimum blocks of $___________ aggregate liquidation amount. Any transfer of Series A Capital
<PAGE 48> Securities in a block having an aggregate liquidation amount of less than $___________ shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be a Holder of such Series A Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

Section 9.3        Deemed Security Holders.

             The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Section 9.4        Book Entry Interests.

             Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Section 9.2 and Section 7.9. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2 and Section 7.9:

             (a) the provisions of this Section 9.4 shall be in full force and effect;

             (b) the Trust and the Trustees shall be entitled to
      deal with the Clearing Agency for all purposes of this Trust
      Agreement (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

             (c)   to the extent that the provisions of this
      Section 9.4 conflict with any other provisions of this Trust
      Agreement, the provisions of this Section 9.4 shall control;
      and

             (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners
      <PAGE 49> and the Clearing Agency and/or the Clearing
Agency
      Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

Section 9.5        Notices to Clearing Agency.

             Whenever a notice or other communication to the Capital
Security Holders is required under this Trust Agreement, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Capital Securities to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

Section 9.6        Appointment of Successor Clearing Agency.

             If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                     ARTICLE X
                            LIMITATION OF LIABILITY OF
                     HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.1       Liability.

             (a)   Except as expressly set forth in this Trust
Agreement, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                   (i)  personally liable for the return of any
      portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                   (ii)  required to pay to the Trust or to any
      Holder any deficit upon dissolution of the Trust or otherwise.

             (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent not satisfied out of the Trust's assets.

             (c)   Pursuant to Section 3803(a) of the Business
Trust
Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation
Law of the State of Delaware.
  <PAGE 50>
Section 10.2       Exculpation.

             (a)   No Indemnified Person shall be liable,
responsible
or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

             (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

Section 10.3       Fiduciary Duty.

             (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

             (b)   Unless otherwise expressly provided herein:

                   (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                   (ii)  whenever this Trust Agreement or any
other
      agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust
or
      any Holder of Securities,

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case
<PAGE 51> the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

             (c)   Whenever in this Trust Agreement an
Indemnified
Person is permitted or required to make a decision:

                   (i)  in its "discretion" or under a grant of
      similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or


                   (ii)  in its "good faith" or under another
express
      standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement.

Section 10.4       Indemnification.

             (a) (i) The Debenture Issuer shall indemnify, to the
      full extent permitted by law, any Company Indemnified
Person
      who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a
Company
      Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create
a
      presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
  <PAGE 52>
                   (ii) The Debenture Issuer shall indemnify, to the
      full extent permitted by law, any Company Indemnified
Person
      who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably
      believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such
      action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly
and
      reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                   (iii)  To the extent that a Company
Indemnified
      Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably
      incurred by him in connection therewith.

                   (iv) Any indemnification under paragraphs (i) and
      (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action,
      suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                   (v)  Expenses (including attorneys' fees and
      expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative
      action, suit or proceeding referred to in paragraphs (i) and
      <PAGE 53> (ii) of this Section 10.4(a) shall be paid by the
      Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or
      (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel
      or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                   (vi)  The indemnification and advancement of
      expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while
      holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                   (vii)  The Debenture Issuer or the Trust may
      purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability
      asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
      Section 10.4(a).  <PAGE 54>

                   (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee
      or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence
      had continued.

                   (ix)  The indemnification and advancement of
      expenses provided by, or granted pursuant to, this
      Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to
      the benefit of the heirs, executors and administrators of such a person.

             (b)   The Debenture Issuer agrees to indemnify the
(i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and
(iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in
(i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Trust Agreement.

Section 10.5       Outside Businesses.

             Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the
<PAGE 55> Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                    ARTICLE XI
                                    ACCOUNTING

Section 11.1       Fiscal Year.

             The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2       Certain Accounting Matters.

             (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

             (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

             (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority. <PAGE 56>

Section 11.3       Banking.

             The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

Section 11.4       Withholding.

             The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                    ARTICLE XII
                              AMENDMENTS AND MEETINGS

Section 12.1       Amendments.

             (a)   Except as otherwise provided in this Trust
Agreement or by any applicable terms of the Securities, this
Trust Agreement may only be amended by a written instrument
approved and executed by:

                   (i) the Administrative Trustees (or if there are
      more than two Administrative Trustees a majority of the Administrative Trustees);

                   (ii)  if the amendment affects the rights,
powers,
      duties, obligations or immunities of the Property Trustee, the Property Trustee; and <PAGE 57>

                   (iii)  if the amendment affects the rights,
      powers, duties, obligations or immunities of the Delaware
      Trustee, the Delaware Trustee.

             (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                   (i)  unless, in the case of any proposed
      amendment, the Property Trustee shall have first received an
      Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities);

                   (ii)  unless, in the case of any proposed
      amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                         (A)  an Officers' Certificate from each
of
             the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this
Trust
             Agreement (including the terms of the Securities);
and

                         (B)  an Opinion of Counsel (who may be
             counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms
             of this Trust Agreement (including the terms of the Securities) and that all conditions precedent, if any,
             in this Trust Agreement to the execution and delivery
             of such amendment have been satisfied,

      provided, however, that the Property Trustee shall not be required to sign any such amendment; and

                   (iii)  to the extent the result of such
amendment
      would be to:

                         (A)  cause the Trust to fail to continue
to
             be classified for purposes of United States federal income taxation as a grantor trust;

                         (B)  reduce or otherwise adversely
affect the
             powers of the Property Trustee in contravention of the
             Trust Indenture Act; or

                         (C)  cause the Trust to be deemed to be
an
             Investment Company required to be registered under the
             Investment Company Act;

             (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any
<PAGE 58> Holder may be effected only with such additional
requirements as may be set forth in the terms of such Securities;

             (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

             (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

             (f)   The rights of the holders of the Common
Securities
under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

             (g)   Notwithstanding Section 12.1(c), this Trust
Agreement may be amended without the consent of the Holders to:

                   (i) cure any ambiguity, correct or supplement any
      provision in this Trust Agreement that may be inconsistent with any other provision of this Trust Agreement or to make any other provisions with respect to matters or questions arising under this Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement; and

                   (ii)  to modify, eliminate or add to any
      provisions of the Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust
      at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an
      Investment Company under the Investment Company Act.

provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders.

Section 12.2       Meetings of the Holders; Action by Written
                   Consent.

             (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative
<PAGE 59> Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

             (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                   (i) notice of any such meeting shall be given to
      all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such
      meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Trust Agreement or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without
      a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                   (ii)  each Holder may authorize any Person to
act
      for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy
      shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                   (iii)  each meeting of the Holders shall be
      conducted by the Administrative Trustees or by such other
      Person that the Administrative Trustees may designate; and
      <PAGE 60>

                   (iv)  unless the Business Trust Act, this
Trust
      Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to
      meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on
      by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XIII
                        REPRESENTATIONS OF PROPERTY TRUSTEE
                               AND DELAWARE TRUSTEE

Section 13.1       Representations and Warranties of Property
                   Trustee.

             The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

             (a) The Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

             (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

             (c) The execution, delivery and performance of this
Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and
  <PAGE 61>
             (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Trust Agreement.

Section 13.2       Representations and Warranties of Delaware
                   Trustee.

             The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

             (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

             (b) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Trust Agreement has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

             (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement; and

             (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                    ARTICLE XIV
                                REGISTRATION RIGHTS

Section 14.1       Registration Rights Agreement.  [Intentionally
                   Omitted]
  <PAGE 62>
                                    ARTICLE XV
                                   MISCELLANEOUS

Section 15.1       Notices.

             All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

             (a)   if given to the Trust, in care of the
Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

                   Sovereign Capital Trust IV
                   1130 Berkshire Boulevard
                   Wyomissing, PA  19610

                   Attention:  Administrative Trustee

             (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware
Trustee may give notice of to the Holders):

                   The Bank of New York (Delaware)
                   23 White Clay Center
                   Route 273
                   Newark, Delaware 19711
                   Attention: Corporate Trust Department

             (c) if given to the Property Trustee, at the Property
Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                   The Bank of New York
                   101 Barclay Street, 21 West
                   New York, New York 10283

                   Attention:         Corporate Trust
                                      Trustee Administration

             (d)   if given to the Holder of the Common
Securities,
at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                   Sovereign Bancorp, Inc.
                   1130 Berkshire Boulevard
                   Wyomissing, PA  19610

                   Attention:  Chief Financial Officer
                     <PAGE 63>
             (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

             All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 15.2       Governing Law.

             This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

Section 15.3       Intention of the Parties.

             It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

Section 15.4       Headings.

             Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

Section 15.5       Successors and Assigns.

             Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 15.6       Partial Enforceability.

             If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.
  <PAGE 64>
Section 15.7       Counterparts.

             This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

             IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


___________________________________
                                      Mark R. McCollom, as
Administrative
                                      Trustee


___________________________________
                                      Jacquelyn Blue, as
Administrative
                                      Trustee


                                      THE BANK OF NEW YORK
(Delaware) as
                                      Delaware Trustee


By:________________________________
                                            Name:
                                            Title:


                                      THE BANK OF NEW YORK as
Property
                                      Trustee


By:________________________________
                                            Name:
                                            Title:


                                      SOVEREIGN BANCORP, INC., as
Sponsor


By:________________________________
                                            Name:
                                            Title:
  <PAGE 65>
                                      ANNEX I


                                     TERMS OF
                        _____% Series A CAPITAL SECURITIES
                             ______% COMMON SECURITIES


             Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ___________________ (as amended from time to time, the "Trust Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Trust Agreement or, if not defined in such Trust Agreement, as defined in the Prospectus referred to below in Section 2(c) of this Annex I):

             1.    Designation and Number.

                   (a)   Capital Securities.  ______ Series A
Capital
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ______________________ Dollars ($____________________), and each with a liquidation amount with respect to the assets of the Trust of $______ per security, are hereby designated for the purposes of identification only as "_______% Series A Capital Securities" (collectively, the "Capital Securities"). The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Capital Securities are listed, traded or quoted.

                   (b)   Common Securities.  ______ Common
Securities
of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _________________________ Dollars ($_______________) and a liquidation amount with respect to the assets of the Trust of $______ per security, are hereby designated for the purposes of identification only as "_______% Common Securities" (collectively, the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

             2.    Distributions.

                   (a)   Distributions payable on each Security
will
be fixed at a rate per annum of ______% (the "Coupon Rate") of the liquidation amount of $______ per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the
<PAGE I-1> Debentures to be held by the Property Trustee.
Distributions in arrears for more than one semi-annual period will bear additional distributions thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes distributions of any such interest. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

                   (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from _______________, and will be payable semi-annually in arrears on ______________ and __________________ of each year, commencing on ______________________ (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                   (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth day of the month preceding the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on
<PAGE I-2> the Debentures.  Subject to any applicable laws and regulations and the provisions of the Trust Agreement, each such payment in respect of the Capital Securities will be made as described under the heading "____________________________" in the
Prospectus dated _______________________, of the Debenture Issuer and the Trust relating to the Securities and the Debentures. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such date.

                   (d)   In the event that there is any money or
other
property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

             3.    Liquidation Distribution Upon Dissolution.

             In the event of any termination of the Trust or the Sponsor otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.1(a)(iii) of the Trust Agreement, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive Pro Rata out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $______ per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

             "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures

<PAGE I-3> upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

             If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

             4.    Redemption and Distribution.

                   (a) Upon the repayment of the Debentures in whole or in part, at maturity or upon early redemption (either at the option of the Debenture Issuer or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures at maturity, the Maturity Redemption Price (as defined below), (ii) in the case of the optional redemption of the Debentures upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional redemption of the Debentures on or after ______________________, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price". Holders will be given not less than 30 nor more than 60 days notice of such redemption.

                   (b)  (i)  The "Maturity Redemption Price",
with
respect to a redemption of Securities, shall mean an amount equal to the principal of and accrued and unpaid interest on the Debentures as of the maturity date thereof.

                         (ii)  In the case of an optional
redemption,
if fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be determined as described in Section 4(f)(ii) below. Upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Debentures thereafter will be subject to optional repayment, in whole, but not in part, on or after _________________ (the "Initial Optional Redemption Date").

             The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to redeem the Debentures in whole or in part at any time on or after the Initial Optional Redemption Date, upon not less than 30 days and not more than 60 days notice, at the Optional Redemption Price and, simultaneous with such redemption, to cause a Like Amount of

<PAGE I-4> the Securities to be redeemed by the Trust at the
Optional Redemption Price on a Pro Rata basis.  "Optional
Redemption Price" shall mean a price equal to the percentage of the liquidation amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such redemption if redeemed during the 12-month period beginning ______________, of the years indicated below:

                     Year                            Percentage




                   (c)   If at any time a Tax Event or a
Regulatory
Capital Event (each as defined below, and each a "Special
Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption Date, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.

             "Tax Event" shall occur upon receipt by the Debenture
Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after _________________, there is more than an insubstantial risk that
(i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

             "Regulatory Capital Event" shall mean that the Sponsor shall have become, or pursuant to law or regulation will become within 180 days, subject to capital requirements under which, in the written opinion of independent bank regulatory counsel experienced in such matters, the Capital Securities would not constitute Tier 1 Capital applied as if the Sponsor (or its successor) were a bank holding company (as that concept is used
<PAGE I-5> in the guidelines or regulations issued by the Federal
Reserve Board or its then equivalent); provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

             "Special Event Redemption Price" shall mean, with respect to a redemption of Securities, a price equal to 100% of the principal of a Like Amount of Debentures to be redeemed plus accumulated but unpaid Distributions thereon, if any, to the date of such redemption.

                   (d)  On and from the date fixed by the
Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

                   (e)   The Trust may not redeem fewer than all
the
outstanding Securities unless all accumulated and unpaid
Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

                   (f)   The procedure with respect to
redemptions or
distributions of Securities shall be as follows:

                         (i)  Notice of any redemption of, or
notice
      of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the
      date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder

      <PAGE I-6> shall affect the validity of the redemption or
      exchange proceedings with respect to any other Holder.

                         (ii)  In the event that fewer than all
the
      outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Capital Securities registered in the name of and held of record by the
Clearing
      Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                         (iii)  If Securities are to be redeemed
and
      the Trust gives a Redemption/Distribution Notice, (which notice will be irrevocable), then (A) with respect to Capital Securities issued in book-entry form, by 12:00 noon,
      New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                         (iv)  Payment of accumulated and unpaid
      Distributions on the Redemption Date of the Securities will be subject to the rights of Holders on the close of business
      on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date. <PAGE I-7>

                         Neither the Administrative Trustees nor
the
      Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of
      a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption except the unredeemed portion of any
Security
      being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next succeeding Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate
      from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                         (v)  Redemption/Distribution Notices
shall be
      sent by the Property Trustee on behalf of the Trust to
      (A) in respect of the Capital Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or,
      if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                         (vi)  Subject to the foregoing and
applicable
      law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under
      the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

             5.    Voting Rights - Capital Securities.

                   (a)   Except as provided under Sections 5(b)
and 7
and as otherwise required by law and the Trust Agreement, the Holders of the Capital Securities will have no voting rights.

                   (b)   So long as any Debentures are held by
the
Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or
<PAGE I-8> power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

             If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

             Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date
<PAGE I-9> by which such action is to be taken, (ii) a
description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

             No vote or consent of the Holders of the Capital
Securities will be required for the Trust to redeem and cancel
Capital Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

             Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

             6.    Voting Rights - Common Securities.

                   (a)   Except as provided under Sections 6(b),
6(c),
and 7 and as otherwise required by law and the Trust Agreement, the Holders of the Common Securities will have no voting rights.

                   (b)   Unless an Event of Default shall have
occurred and be continuing, any Trustee may be removed at any time by the holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a Majority in liquidation amount of the outstanding Capital Securities. In no event will the holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Trust Agreement.

                   (c)   So long as any Debentures are held by
the
Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under
Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected
<PAGE I-10> thereby, no such consent shall be given by the
Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

             If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

             Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

             No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.
  <PAGE I-11>
             7.    Amendments to Trust Agreement and Indenture.

             In addition to the requirements set out in Section
12.1
of the Trust Agreement, the Trust Agreement may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders
(i) to cure any ambiguity, correct or supplement any provisions in the Trust Agreement that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement, or (ii) to modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment Company Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder, any amendments of the Trust Agreement shall become effective when notice thereof is given to the Holders. The Trust Agreement may also be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, without the consent of each Holder of Trust Securities, the Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

             8.    Pro Rata.

             A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Trust Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to
<PAGE I-12> each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

             9.    Ranking.

             The Capital Securities rank pari passu with the Common
Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Trust Agreement occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

             10.   Acceptance of Securities Guarantee and
Indenture.

             Each Holder of Capital Securities and Common
Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, including the subordination provisions therein, and to the provisions of the Indenture.

             11.   No Preemptive Rights.

             The Holders shall have no preemptive rights to subscribe for any additional securities.

             12.   Miscellaneous.

             These terms constitute a part of the Trust
Agreement.

             The Sponsor will provide a copy of the Trust
Agreement,
the Capital Securities Guarantee, or the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.
  <PAGE I-13>
                                    EXHIBIT A-1

                       FORM OF CAPITAL SECURITY CERTIFICATE

                            [FORM OF FACE OF SECURITY]

             [IF THIS GLOBAL SECURITY IS A GLOBAL CAPITAL
SECURITY,
INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY.
THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

             THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $_____________ (____ CAPITAL SECURITIES). ANY SUCH TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $_____________ SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS OF SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

             THE HOLDER OF THIS CAPITAL SECURITY BY ITS
ACCEPTANCE
HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR EXEMPT FROM ANY SUCH PROHIBITION.

  <PAGE 1>
Certificate Number                    Aggregate Liquidation
Amount



CUSIP NO. _____


             Certificate Evidencing Capital Securities

                                        of

                            Sovereign Capital Trust IV


                           ________% Capital Securities
                (liquidation amount $_______ per Capital
Security)

             Sovereign Capital Trust IV, a statutory business
trust
created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of [$_________ in aggregate liquidation amount of Capital Securities of the Trust](1) [the aggregate liquidation amount of Capital Securities of the Trust specified in Schedule A hereto](2) representing undivided beneficial interests in the assets of the Trust designated the ______% Series A Capital Securities (liquidation amount $______ per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _________________, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Capital Securities Guarantee, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.
______________
(1)  Insert in Definitive Capital Securities only.
(2)  Insert in Global Capital Securities only.

  <PAGE 2>
             Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.


             By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

             IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of _________________, ______.


                                      SOVEREIGN CAPITAL TRUST IV



By:________________________________
                                            Name:
                                            Administrative
Trustee


             PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             This is one of the Capital Securities referred to in the within-mentioned Trust Agreement.

Dated:  _______________

                                      THE BANK OF NEW YORK,
                                      as Property Trustee



By:________________________________
                                                  Authorized
Signatory
  <PAGE 3>
                           [FORM OF REVERSE OF SECURITY]

             Distributions payable on each Capital Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the liquidation amount of $________ per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

             Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from ________________ and will be payable semi-annually in arrears, on _______________ and _________________ of each year, commencing on ________________, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive calendar semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension
<PAGE 4> Period and the payment of all amounts then due, the
Debenture Issuer may commence a new Extension Period, subject to the above requirements.

             Subject to receipt by the Sponsor of any required regulatory approval and to certain other conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

             The Capital Securities shall be redeemable as
provided
in the Trust Agreement.
  <PAGE 5>
                               _____________________


                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:



         (Insert assignee's social security or tax identification number)





                     (Insert address and zip code of assignee)


and irrevocably appoints


                                                            agent
to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:

Signature:
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee*:
____________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer
Agents Medallion
      Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for,
      STAMP, all in accordance with the Securities and Exchange
Act of 1934,
      as amended.
  <PAGE 6>
                                    EXHIBIT A-2

                        FORM OF COMMON SECURITY CERTIFICATE

             THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER
THE SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE
SECURITIES LAWS OR
ANY OTHER APPLICABLE SECURITIES LAW.  NEITHER THIS COMMON
SECURITY NOR ANY
INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,
ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE
ABSENCE OF
SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR
NOT SUBJECT
TO, REGISTRATION.

             THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE
HEREOF AGREES
TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR
TO THE DATE
(THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS
AFTER THE LATER
OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH
THE COMPANY OR
ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL
SECURITY (OR ANY
PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY,
(B) PURSUANT TO
A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER
THE
SECURITIES ACT, (C) SO LONG AS THIS COMMON SECURITY IS ELIGIBLE
FOR RESALE
PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO
A PERSON IT
REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS
DEFINED IN
RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT
OF A
QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE
TRANSFER IS
BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND
SALES TO NON-
U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE
MEANING OF
REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL
"ACCREDITED
INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR
(7) OF RULE
501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS COMMON
SECURITY FOR ITS
OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL
ACCREDITED INVESTOR,
FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR
SALE IN
CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES
ACT, OR
(F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE
REGISTRATION
REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF
THE TRUST AND
THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i)
PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
(ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT A CERTIFICATE OF
TRANSFER IN THE
FORM APPEARING ON THE REVERSE OF THIS COMMON SECURITY IS
COMPLETED AND
DELIVERED BY THE TRANSFEREE TO THE TRUST.  SUCH HOLDER FURTHER
AGREES THAT IT
WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS
TRANSFERRED A
NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
  <PAGE 7>
                     Certificate Evidencing Common Securities

                                        of

                            Sovereign Capital Trust IV


                             ______% Common Securities
                (liquidation amount $________ per Common
Security)


             Sovereign Capital Trust IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that
Sovereign Bancorp, Inc. (the "Holder") is the registered owner of _____ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _______% Common Securities (liquidation amount $_________ per Common Security) (the "Common Securities"). The Common
Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the
Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________________, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the
Common Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the
Declaration.  The Sponsor will provide a copy of the Trust
Agreement, the
Capital Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

             Upon receipt of this certificate, the Holder is bound by the Trust
Agreement and is entitled to the benefits thereunder to the extent provided therein.

             By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common
Securities as evidence of indirect beneficial ownership in the Debentures.

             IN WITNESS WHEREOF, the Trust has executed this certificate this
_____ day of ___________, ______.


                                            Sovereign Capital
Trust IV


By:________________________________
                                                  Name:
                                                  Administrative
Trustee


             PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

Dated:  _____________          THE BANK OF NEW YORK, as Property
Trustee


By:________________________________
                                                  Authorized
Signatory  <PAGE 8>
  <PAGE 9>
                           [FORM OF REVERSE OF SECURITY]

             Distributions payable on each Common Security will be fixed at a rate per annum of _______% (the "Coupon Rate") of the liquidation amount of
$_________ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the
Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

             Distributions on the Common Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from ___________________ and will be payable semi-annually in arrears, on ________________ and ______________ of each year, commencing on _________________, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture
Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the
Debentures for a period not exceeding 10 consecutive calendar semi-annual periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral,
Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such
Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension
Period, together with all such previous and further extensions within such
Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or end on a date other than an Interest Payment Date for the Debentures or extend beyond the
Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture
Issuer may commence a new Extension Period, subject to the above requirements.

             Subject to receipt by the Sponsor of any required regulatory approval and to certain other conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

             Under certain circumstances, the right of the holders of the
Common Securities shall be subordinate to the rights of the holders of the
Capital Securities (as defined in the Trust Agreement), as provided in the
Declaration.
  <PAGE 10>
             The Common Securities shall be redeemable as provided in the Trust
Agreement.
<PAGE 11>